Offerings - Offering: 1	Jul. 27, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Ordinary Shares, $0.50 par value per share, reserved for issuance pursuant to the Registrant's 2026 Equity Incentive Plan
Amount Registered | shares	4,500,000
Proposed Maximum Offering Price per Unit	12.70
Maximum Aggregate Offering Price	$ 57,150,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,892.41
Offering Note	Estimated in accordance with Rules 457(c) and 457(h) of the Securities Act solely for the purpose of calculating the registration fee. The offering price per share and the aggregate offering price are based upon $12.70, which is the average of the high and low selling prices per share of the Registrant's Ordinary Shares on July 24, 2026 as reported on the Nasdaq Capital Market.